EXHIBIT 4.1
           [Specimen of Common Stock Certificate]

          TEMPORARY CERTIFICATE - EXCHANGEABLE FOR
   DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

             SEE REVERSE FOR CERTAIN DEFINITIONS

         NATIONAL HEALTH LABORATORIES HOLDINGS INC.

                                           CUSIP 63633E 10 2
Certificate No. __________                 __________ Shares

THIS CERTIFIES THAT_________________________________________

____________________________________________________________

IS THE OWNER OF_____________________________________________

____________________________________________________________
Fully paid and non-assessable shares of the common stock of National Health Laboratories Holdings Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and all amendments thereto, to all of which the holder by acceptance hereof assents.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:________________          ____________________________
                                         James R. Maher
                                           President

[Seal]                          ____________________________
                                          Alvin Ezrin
                                           Secretary
Countersigned and registered:

AMERICAN STOCK TRANSFER & TRUST COMPANY,
Transfer Agent and Registrar

by _________________________
   Authorized Signature


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          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM-as tenants in common     UNIF GIFT MIN ACT-....Custodian.....
  TEN ENT-as tenants by the                          (Cust)    (MINOR)
          entireties                      under Uniform Gifts to Minors
  JT TEN-as joint tenants with            Act.................
         right of survivorship and                 (State)
         not as tenants in common

Additional abbreviations may also be used though not in the above list.

          For Value Received, ________ hereby sell, assign
and transfer unto
Please insert Social Security or
other identifying number of Assignee
_____________________

____________________________________________________________
 (Please print or typewrite name and address of Assignee)

____________________________________________________________

____________________________________________________________

______________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated__________________
                         __________________________________
                         NOTICE:   The signature to this
                                   assignment must
                                   correspond with the name
                                   as written upon the face
                                   of the Certificate in
                                   every particular without
                                   alteration or enlargement
                                   or any change whatever.